Valhi, Inc. and Subsidiaries
Index to Pro Forma Condensed Consolidated Financial Statements

Page

Pro Forma Condensed Consolidated Balance Sheet -
September 30, 2017	F-2 / F-3

Notes to Pro Forma Condensed Consolidated Balance Sheet	F-4/F-5

Pro Forma Condensed Consolidated Statements of Operations:
Year ended December 31, 2014	F-6
Year ended December 31, 2015	F-7
Year ended December 31, 2016	F-8
Nine months ended September 30, 2017	F-9

Notes to Pro Forma Condensed Consolidated Statements
of Operations	F-10

These Pro Forma Condensed Consolidated Financial Statements should be read in conjunction with the historical consolidated financial statements of
Valhi, Inc. These Pro Forma Condensed Consolidated Financial Statements
have been prepared based upon currently available information and assumptions that are deemed appropriate by the Company's management.
These Pro Forma Condensed Consolidated Financial Statements are for
informational purposes only, are not intended to be indicative of what
Valhi's consolidated financial position or results of operations would have been, nor do they purport to represent and be indicative of
Valhi's consolidated financial position or results of operations as they may be in the future.

F-1

Valhi, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet
September 30, 2017
(Unaudited)

(In $ millions)

			Total
			pro forma
ASSETS	Historical		adjustments	Pro forma

Current assets:
Cash and cash equivalents	$424.4		($0.1)	$424.3
Restricted cash equivalents	13.9		-	13.9
Marketable and other securities	0.8		-	0.8
Accounts and notes receivables:	367.1		(11.0)	356.1
Receivables from affiliates:
Income taxes, net	1.5		43.3	44.8
Trade items	12.8		-	12.8
Refundable income taxes	2.3		-	2.3
Inventories	352.7		(1.2)	351.5
Land held for development	21.6		-	21.6
Prepaid expense	20.4		(1.2)	19.2

Total current assets	1,217.5		29.8	1,247.3

Other assets:
Marketable and other securities	256.7		-	256.7
Investment in affiliates	75.1		-	75.1
Goodwill	379.7		-	379.7
Deferred income taxes	120.3		(1.2)	119.1
Other noncurrent assets	194.3		(32.1)	162.2
Property, plant and equipment, net	574.8		(5.6)	569.2

	$2,818.4		($9.1)	$2,809.3

		F-2

Valhi, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Balance Sheet (continued)
	September 30, 2017
	(Unaudited)

	(In $ millions)

			Total
			pro forma
LIABILITIES AND EQUITY	Historical		adjustments	Pro forma

Current liabilities:
Current maturities of long-term debt	$3.9		($2.9)	$1.0
Accounts payable and accrued liabilities	277.3		(9.5)	267.8
Payable to affiliates	50.0		(34.7)	15.3
Income taxes	22.9		-	22.9

Total current liabilities	354.1		(47.1)	307.0

Other liabilities:
Long-term debt	1,102.8		(65.9)
			34.7	1,071.6
Deferred income taxes	259.9		65.0	324.9
Accrued pension cost	265.8		-	265.8
Accrued environmental remedication
and related costs	107.9		-	107.9
Accrued postretirement benefit costs	11.3		-	11.3
Other liabilities	110.4		(31.1)	79.3

Total liabilities	2,212.2		(44.4)	2,167.8

Equity:
Valhi stockholders' equity:
Common stock and additional
paid-in capital	3.6		-	3.6
Preferred stock	667.3		-	667.3
Retained deficit	(151.4)		35.3	(116.1)
Accumulated other comprehensive loss	(182.9)		-	(182.9)
Treasury stock	(49.6)		-	(49.6)

Total Valhi stockholders' equity	287.0		35.3	322.3

Noncontrolling interest in subsidiaries	319.2		-	319.2

Total equity	606.2		35.3	641.5

	$2,818.4		($9.1)	$2,809.3

See accompanying notes to Pro Forma Condensed Consolidated Balance Sheet.

		F-3

Valhi, Inc. and Subsidiaries
Notes to Pro Forma Condensed Consolidated Balance Sheet
(Unaudited)

Note 1 - Basis of presentation:

The Pro Forma Condensed Consolidated Balance Sheet assumes the sale of Waste Control
Specialists LLC ("WCS") to JFL-WCS Partners, LLC ("Purchaser"), more fully described in Item
2.01 to this Current Report on Form 8-K dated January 26, 2018, occurred on
September 30, 2017

Note 2 - Pro forma adjustments:

Reflect the sale of WCS as follows:
Amount
(In $ millions)

Carrying value of assets sold and liabilities assumed:
Cash and cash equivalents	$0.1
Accounts and notes receivables	11.0
Inventories	1.2
Prepaid expense	1.2
Noncurrent deferred income tax asset	1.2
Other noncurrent assets	32.1
Property, plant and equipment, net	5.6
Current maturities of long-term debt	(2.9)
Accounts payable and accrued liabilities	(9.5)
Long-term debt	(65.9)
Other liabilities	(31.1)

(57.0)

Pre-tax gain	57.0

Income tax expense (benefit), at combined U.S. statutory federal and state effective income tax rate of approximately 38%
Current income taxes refundable	(43.3)
Deferred income taxes	65.0

Total income tax expense	21.7

Net-of-tax gain	$35.3

F-4

Valhi, Inc. and Subsidiaries
Notes to Pro Forma Condensed Consolidated Balance Sheet (continued)
(Unaudited)

The actual net-of-tax gain on the sale of WCS reported by Valhi, Inc. ("Valhi) will differ from the amounts shown in the table above due to , among other things, differences in the carrying value of the assets sold and liabilities assumed as of the actual date the sale of WCS is completed, and differences in the provision for income taxes attributable to such pre-tax gain from the sale.

As part of the sale of WCS, certain liabilites of WCS are not being assumed by the Purchaser.
These liabilites consist of, and associated amounts as of September 30, 2017, are as follows:

Amount
(In $ millions)

Loan payable to Andrews County Holding, Inc.	$38.8
(including accrued and unpaid interest)
Trade payable to affiliates (Contran Corporation)	34.7

$73.5

These liabilities of WCS were contributed to WCS' equity prior to closing the sale of WCS, as more fully described below.

Immediately prior to closing the sale of WCS, Andrews County Holdings, Inc. ("ACH")
contributed its loan receivable (including accrued and unpaid interest) from WCS to WCS' equity, and the outstanding balance of such loan was deemed paid in full. WCS' loan payable to ACH (and related accrued and unpaid interest)
is eliminated in the preparation of Valhi's consolidated financial statements.
Accordingly, no pro forma adjustment is required to reflect the elimination of these liabilities of WCS.

As part of the contribution of WCS' trade payables owed to Contran Corporation ("Contran"),
Contran transfered its associated receivable from WCS to Valhi, in return for a deemed borrowing by Valhi unders its revolving loan facility with Contran. Valhi subsequently contributed such receivable from WCS to ACH, and ACH in turn contributed such receivable to WCS' equity, and the outstanding balance of such trade payable was deemed paid in full. Accordingly, included as part of the pro forma adjustments reflected in the Pro Forma Condensed Consolidated Balance Sheet is a $34.7 million increase in the outstanding balance of Valhi's loan from Contran, equal to the amount of such WCS trade payable owed to Contran which has been extinguished.

F-5

Valhi, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
Year ended December 31, 2014
(Unaudited)

(In $ millions)

		Total
		pro forma
	Historical	adjustments		Pro forma

Revenues and other income:
Net sales	$1,862.6	($66.5)	(a)	$1,796.1
Other income, net	42.0	(0.1)	(a)	41.9

	1,904.6	(66.6)		1,838.0

Costs and expenses:
Cost of sales	1,459.8	(49.7)	(a)	1,410.1
Selling, general and administrative	276.1	(19.0)	(a)	257.1
Interest	56.7	(5.5)	(a)	51.2

	1,792.6	(74.2)		1,718.4

Income from continuing operations before
income taxes	112.0	7.6		119.6

Income tax expense	32.5	1.5	(c)	34.0

Net income (loss) from continuing operations	79.5	6.1		85.6

Noncontrolling interest in net income from
continuing operations of subsidiaries	25.7	-		25.7

Net income (loss) from continuing operations
attributable to Valhi stockholders	$53.8	$6.1		$59.9

Amounts attributable to Valhi stockholders:

Net income (loss) from continuing operations
per share	$0.16			$0.18

Basic and diluted weighted average shares
outstanding	342.0			342.0

		F-6

Valhi, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
Year ended December 31, 2015
(Unaudited)

(In $ millions)

		Total
		pro forma
	Historical	adjustments		Pro forma

Revenues and other income:
Net sales	$1,532.9	($45.0)	(a)	$1,487.9
Other income, net	32.0	(0.1)	(a)	31.9

	1,564.9	(45.1)		1,519.8

Costs and expenses:
Cost of sales	1,310.0	(50.5)	(a)	1,259.5
Selling, general and administrative	269.7	(21.1)	(a)	248.6
Interest	59.0	(5.4)	(a)	53.6

	1,638.7	(77.0)		1,561.7

Income from continuing operations before
income taxes	(73.8)	31.9		(41.9)

Income tax expense	97.3	10.2	(c)	107.5

Net income (loss) from continuing operations	(171.1)	21.7		(149.4)

Noncontrolling interest in net income from
continuing operations of subsidiaries	(37.5)	-		(37.5)

Net income (loss) from continuing operations
attributable to Valhi stockholders	($133.6)	$21.7		($111.9)

Amounts attributable to Valhi stockholders:

Net income (loss) from continuing operations
per share	($0.39)			($0.33)

Basic and diluted weighted average shares
outstanding	342.0			342.0

		F-7

Valhi, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations
Year ended December 31, 2016
(Unaudited)

(In $ millions)

		Total
		pro forma
	Historical	adjustments		Pro forma

Revenues and other income:
Net sales	$1,566.8	($47.4)	(a)	$1,519.4
Other income, net	39.4	(0.4)	(a)	39.0

	1,606.2	(47.8)		1,558.4

Costs and expenses:
Cost of sales	1,274.7	(55.5)	(a)	1,219.2
Selling, general and administrative	260.2	(18.0)	(a)
		(5.8)	(b)	236.4
Contract related intangible asset impairment	5.1	-		5.1
Interest	63.2	(5.1)	(a)	58.1

	1,603.2	(84.4)		1,518.8

Income from continuing operations before
income taxes	3.0	36.6		39.6

Income tax expense	6.0	12.6	(c)	18.6

Net income (loss) from continuing operations	(3.0)	24.0		21.0

Noncontrolling interest in net income from
continuing operations of subsidiaries	12.9	-		12.9

Net income (loss) from continuing operations
attributable to Valhi stockholders	($15.9)	$24.0		$8.1

Amounts attributable to Valhi stockholders:

Net income (loss) from continuing operations
per share	($0.05)			$0.02

Basic and diluted weighted average shares
outstanding	342.0			342.0

		F-8

Valhi, Inc. and Subsidiaries
Pro Forma Condensed Consolidated Statement of Operations (continued)
Nine months ended September 30, 2017
(Unaudited)

(In $ millions)

		Total
		pro forma
	Historical	adjustments		Pro forma

Revenues and other income:
Net sales	$1,444.0	($60.4)	(a)	$1,383.6
Other income, net	19.8	(0.2)	(a)	19.6

	1,463.8	(60.6)		1,403.2

Costs and expenses:
Cost of sales	1,012.7	(45.9)	(a)	966.8
Selling, general and administrative	218.9	(11.1)	(a)
		(8.2)	(b)	199.6
Long-lived asset impairment	170.6	(170.6)	(a)	0.0
Loss on prepaymnet of debt	7.1	-		7.1
Interest	47.9	(3.7)	(a)	44.2

	1,457.2	(239.5)		1,217.7

Income from continuing operations before
income taxes	6.6	178.9		185.5

Income tax expense (benefit)	(134.2)	68.2	(c)	(66.0)

Net income from continuing operations	140.8	110.7		251.5

Noncontrolling interest in net income from
continuing operations of subsidiaries	73.4	-		73.4

Net income from continuing operations
attributable to Valhi stockholders	$67.4	$110.7		$178.1

Amounts attributable to Valhi stockholders:

Net income from continuing operations
per share	$0.20			$0.52

Basic and diluted weighted average shares
outstanding	342.0			342.0

See accompanying notes to Pro Forma Condensed
Consolidated Statements of Operations

		F-9

Valhi, Inc. and Subsidiaries
Notes to Pro Forma Condensed Consolidated Statements of Operations
(Unaudited)

Note 1 - Basis of presentation:

The Pro Forma Condensed Consolidated Statements of Operations assume the sale of
Waste Control Specialists LLC, more fully described in Item 2.01 to this Current Report on Form 8-K dated January 26, 2018, occurred as of the beginning of 2014.

Note 2 - Pro forma adjustments:

(a)	Eliminate Waste Control Specialists' historical results of operations included in Valhi's consolidated statements of operations.

(b)	Eliminate expenses incurred by Valhi related to efforts to sell Waste Control
Specialists LLC, included in Valhi's historical consolidated statements of operations. Such expenses were charged to expense as incurred.

(c)	Aggregate current and deferred income tax impact of all pro forma adjustments, at the combined U.S. statutory federal and state effective income tax rate of approximately 20% for the year ended December 31, 2014,
approximately 32% for the year ended December 31, 2015,
approximately 34% for the year ended December 31, 2016 and
approximately 38% for the nine months ended September 30, 2017.

F-10